Warrant Certificate No. ___
                                                     _____ Warrants to Acquire
                                                     One Share Per Warrant

NEITHER THE WARRANTS EVIDENCED HEREBY NOR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) ("ACCREDITED INVESTOR") AND (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE WARRANTS EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE WARRANTS EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF SUCH WARRANTS EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE WARRANTS EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE WARRANTS EVIDENCED HEREBY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE ASSIGNMENT FORM RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                             CUSIP # U31656 11 6
                                                          ISIN # USU 31656 11 61

 These Warrants shall cease to be exercisable and shall be void after 5:00 p.m., Simi Valley, California time, on February 20, 2000


                         COMMON SHARE PURCHASE WARRANTS
                                       OF
                          FIELDS AIRCRAFT SPARES, INC.


FOR VALUE RECEIVED, Fields Aircraft Spares, Inc. (the "Company"), a Utah corporation, hereby certifies that ___________________________, whose address is _________________________________, or his permitted assigns, is the holder of
____________ Warrants to purchase from the Company one Common Share of the Company, par value $.05, per Warrant, subject to the conditions and upon the terms of these Warrants, at any time or from time to time after the date hereof and prior to 5:00 p.m. Simi Valley, California time, on February 20, 2000, at a per share exercise price of $13.00 per share (subject to adjustment as provided herein). Hereinafter (i) said common shares, together with any other equity securities that may be issued by the Company with respect thereto or in substitution therefor, is referred to as "Common Stock," (ii) the shares of Common Stock purchasable hereunder are referred to as the "Warrant Shares,"
(iii) the aggregate purchase price payable hereunder for the Warrant Shares calculated as set forth in Paragraph 1 is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) these Warrants, and all warrants hereafter issued in exchange or substitution for these Warrants are referred to as the "Warrants" and (vi) the holder of these Warrants are referred to as the "Holder."

         The Per Share Warrant Price is subject to adjustment pursuant to the anti-dilution provisions of Paragraph hereof. In the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

         1. Exercise of Warrants. These Warrants may be exercised, in whole at any time or in part from time to time during the period (the "Exercise Period") commencing on the date hereof, and ending on 5:00 p.m. Simi Valley, California time then current on February 20, 2000, by the Holder of these Warrants by the surrender of these Warrants (with the exercise form at the end hereof duly executed) at the address set forth in Subsection (a) hereof, together with payment of the Aggregate Warrant Price, or the proportionate part thereof if these Warrants are exercised in part. Payment for Warrant Shares shall be made by certified or official bank check or wire transfer of immediately available funds payable to the order of "Fields Aircraft Spares,

Inc." The Warrants shall expire, and exercise shall no longer be allowed, to the extent the Warrants have not been exercised by the expiration of the Exercise Period.

         2. Partial Exercise of Warrant. If these Warrants are exercised in part, these Warrants must be exercised for a minimum of 100 shares of Common Stock and if the Exercise Period has not expired the Holder is entitled to receive new Warrants covering the number of Warrant Shares in respect of which these Warrants have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of these Warrants, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if these Warrants are exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the proportionate part thereof if these Warrants are exercised in part, pursuant to the provisions of the Warrants. The Warrants shall expire, and exercise shall no longer be allowed, to the extent the Warrants have not been exercised by the expiration of the Exercise Period.

         3. Redemption of Warrants. The Warrants are redeemable by the Company, in whole or in part, on not less than thirty (30) days' prior written notice at a redemption price of $.01 per Warrant at any time, provided that the closing price of the Common Stock has maintained an average of $20.00 (the "Redemption Level") for any twenty (20) trading days ending within 50 days prior to the day on which the Company gives notice of redemption. The redemption notice shall be mailed to the holders of the Warrants at their addresses set forth in Subsection 10(b) hereof. Holders of the Warrants will have exercise rights until the close of business on the date fixed for redemption. If an adjustment is made to the Per Share Warrant Price in Section 5(b) below, a corresponding adjustment shall be made to the Redemption Level.

         4. Reservation of Warrant Shares. The Company will at all times during the Exercise Period have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of the Warrants, the Warrant Shares.

         5.       Anti-Dilution Provisions.

                  (a) If, at any time or from time to time after the date of the Warrants, the Company shall distribute property or assets to all holders of Common Stock (excluding (x) dividends paid in, or distributions of, the Company's capital stock for which the number of Warrant Shares receivable hereunder shall have been adjusted pursuant to Subsection (b), and (y) dividends or distributions paid in cash) (any of the foregoing being hereinafter in this Subsection (a) called the "Property"), then, in each such case, the Company shall reserve sufficient Property for distribution to the Holder upon exercise of the Warrants so that, in addition to the shares of Common Stock to which the Holder is entitled, the Holder will receive upon such exercise the amount and kind of such Property which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Property, exercised the Warrants. Notice of each such distribution shall be given to the Holder concurrently with any notice given to the holders of Common Stock regarding such distribution.

                  (b) In case the Company shall  hereafter (i) pay a dividend or make a distribution on its Common Stock payable in shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, then, in any such event, the Holder shall be entitled to receive the aggregate number and kind of shares which, if the Warrants had been exercised immediately prior to the record date with respect to the dividend or distribution or the effective date of the subdivision, combination or reclassification, he would have been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification, and the Per Share Warrant Price shall be appropriately adjusted. Such adjustment shall be made successively whenever any event listed above shall occur. An adjustment made pursuant to this subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (b), the Holder of these Warrants shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, then these Warrants may thereafter be exercised for units consisting of whole number multiples of each such securities, as designated by the Board of Directors.

                  (c) In case of any of the following events (each of which shall be deemed a "Reorganization Event"): (i) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, (ii) any sale or conveyance to another entity of all or substantially all of the assets of the Company (including a sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities) or (iii) any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third party into the Company), the Holder shall have the right thereafter to receive upon exercise of these Warrants the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such Reorganization Event had such Warrants been converted immediately prior to the effective date of such Reorganization Event and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of these Warrants. The foregoing provisions of this Subsection (c) shall similarly apply to successive Reorganization Events. Notice of any Reorganization Event and of said provisions so proposed to be made shall be mailed to the Holder not less than 30 days prior to the effective date of such event.

                  (d) Notwithstanding any other provision of this Section, no adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.10 per share of Common Stock and no adjustment in the number of Warrant Shares issuable upon exercise of these Warrants shall be required if such adjustment would represent less than one percent of the number of Warrant Shares to be so delivered; provided, however, that any adjustments which by reason of this Subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section (other than this Subsection (d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder. All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares, or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

                  (e) Whenever the Per Share Warrant Price is adjusted as provided in this Section and upon any modification of the rights of the Holder of these Warrants in accordance with this Section, the Company shall promptly prepare a certificate of the Company's Chief Financial Officer, setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect or such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause a copy of such certificate to be mailed to the Holder.

                  (f) If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Stock, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

         6. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of these Warrants shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to any pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company shall pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

         7.       Transfer.

                  (a) Securities Laws. Neither these Warrants nor the Warrant Shares issuable upon the exercise hereof have been registered in reliance on Regulation S promulgated under the Securities Act of 1933, as amended (the "Act" or the "Securities Act") or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of except pursuant to Regulation S under the Act unless an exemption from such registration is available. Except as provided in subsection (b) of this Section, these Warrants shall bear the following legend:

         NEITHER THE WARRANTS EVIDENCED HEREBY NOR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER
         (1) REPRESENTS THAT (A) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) ("ACCREDITED INVESTOR") AND (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE WARRANTS EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE WARRANTS EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF SUCH WARRANTS EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE WARRANTS EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS
         LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE WARRANTS EVIDENCED HEREBY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE ASSIGNMENT FORM RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER,

         FURNISH TO THE COMPANY, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A
         TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF THE
         SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (b) Conditions to Transfer. In the event Holder desires to transfer these Warrants or (in the absence of registration under the Securities
Act) any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee and shall check the appropriate box on the Assignment Form relating to the manner of such transfer. Such transfer may be made only in accordance with Section 7(a) and the terms on the Assignment Form including, if necessary, receipt by the Company of an opinion of Holder's counsel acceptable to the Company, to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act (collectively, the "Securities Laws"). Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company any representation or agreement reasonably requested to determine compliance with the Securities Laws.

                  (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 7, and the Holder hereby shall indemnify and hold harmless the Company, its representatives and each officer, director and control person thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, these Warrants, (ii) any transfer of the Warrants or any of the Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (iii) any transfer of the Warrants or any of the Warrant Shares not in accordance with these Warrants or (iv) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder or its agents to the Company or its counsel in connection with any transfer or proposed transfer of the Warrants or any Warrant Shares.

                  (d) Transfer. Except as provided in this Section 7, these Warrants and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time after 90 days following the latest date of original issuance of the Warrants. Upon surrender of these Warrants to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver new Warrants in the name of the assignee or assignees named in such Assignment Form (and if the entire amount of the Warrants is not being transferred, in the name of the Holder), and these Warrants shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of these Warrants attempted contrary to the provisions of these Warrants, or any levy of execution, attachment or other process attempted upon the Warrants, shall be null and void and without effect.

         8. Loss, etc. of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of these Warrants, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of these Warrants, if mutilated, the Company shall execute and deliver to the Holder new Warrants of like date, tenor and denomination.

         9. Warrant Holder Not Shareholder. Except as otherwise provided herein, these Warrants do not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrants.

         10. Communication. No notice or other communication under the Warrants shall be effective unless the same is in writing and is either (i) mailed by first-class mail, postage prepaid, in which event the notice shall be deemed effective three days after deposit in the mails, or (ii) delivered by established delivery service which guarantees three business days or less delivery, in which event the notice is deemed effective on the date of guaranteed delivery. Regardless of the method of delivery, the notice or communication shall be addressed to:

                  (a)  the  Company   at  2251-A   Ward  Avenue,   Simi  Valley,
California 93065, Attention: Chief Executive Officer or such other address as the Company has designated in writing to the Holder, or

                  (b) the Holder at the address indicated in the opening paragraph hereof, or such other address as the Holder has designated in writing to the Company.

         11. Headings. The headings of the Warrants have been inserted as a matter of convenience and shall not affect the construction hereof.

         12.      Applicable  Law.   The   Warrants  shall  be governed  by  and
construed in accordance with the law of the State of Utah without giving effect to the principles of conflicts of law thereof.

         13. Warrant Register. The Company will register the Warrants in the Warrant Register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof. The Company may deem and treat the registered Holder of these Warrants as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         14. Successors. All of the provisions of the Warrants by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

         IN WITNESS WHEREOF, Fields Aircraft Spares, Inc. has caused this Warrant Certificate to be signed by its President this 20th day of February, 1998.


                          FIELDS AIRCRAFT SPARES, INC.


                      By: ________________________________
                                 Alan M. Fields
                                    President

                                  EXERCISE FORM

                          To be executed by the Holder
                          in Order to Exercise Warrants


         The undersigned Holder hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the Holder's name and be delivered to

                      -------------------------------------
                      -------------------------------------
                      -------------------------------------
                      -------------------------------------
                         [please print or type address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated above.

         The undersigned certifies that it is not a U.S. person as defined in Regulation S of the Securities Act and that the Warrants are not being exercised on behalf of a U.S.
person.

         The undersigned acknowledges that, if this Exercise Form is submitted prior to the Company having given notice that the issuance of the Warrant Shares has been registered under the Securities Act, the Warrant Shares issued on exercise will be "restricted securities" and will bear appropriate restrictive legends.

Dated: _________________________            ____________________________________
                                                      Signature of Holder


                                            ------------------------------------


                                            ------------------------------------
                                                       Signature Guaranteed

                                            ------------------------------------

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

                                   ASSIGNMENT


                  For value received hereby sell(s), assign(s) and transfer(s) unto _________________________ (please insert social security or other identifying number of assignee) ____________________ Warrants to purchase one Common Share per Warrant, and hereby irrevocably constitutes and appoints _________________________ attorney to transfer _____________ Warrants to purchase one Common Share per Warrant, on the books of the Company, with full power of substitution in the premises.

                  In   connection   with  any   transfer  of  the  Warrants  the
undersigned confirms that such Warrant is being transferred:

         [ ]      To Fields Aircraft Spares, Inc. or a subsidiary thereof; or

         [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         [ ] To an accredited investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

         [ ] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

                  Unless one of the boxes above is checked, the Company will refuse to register any of the within Warrants in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Company may, in its sole discretion, register the transfer of such Warrants if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

                  In addition, if the transferee is an accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the transfer agent (i) in the case of an accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby in substantially the form of Exhibit A to the Warrants, and (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

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


Dated: ______________________

-----------------------------

-----------------------------
Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.



-----------------------------
Signature Guarantee


         NOTICE: The signature on the conversion notice or the assignment must correspond with the name as written upon the face of the Warrants in every particular without alteration or enlargement or any change whatever.

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

             EXHIBIT A - FORM OF TRANSFEREE CERTIFICATE FOR WARRANTS
                      TO BE ISSUED TO ACCREDITED INVESTORS


Fields Aircraft Spares, Inc.
2251-A Ward Avenue
Simi Valley, California 93065

Attention:  Chief Executive Officer

                  Re:      Fields Aircraft Spares, Inc.
                           Warrants to Purchase
                           Common Shares (the "Warrants")

                  Reference is hereby made to the Warrant Certificate dated as of February 20, 1998 (the "Warrant Certificate") of Fields Aircraft Spares, Inc. (the "Company"). Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Certificate.

                  The undersigned is delivering this letter in connection with the transfer of Warrants to the undersigned.

                  The undersigned hereby confirms that:

                  (i) the undersigned is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a) under the Securities Act (an "Accredited Investor");

                  (ii) (A) any purchase of Warrants by the undersigned will be for the undersigned's own account or for the account of one or more other Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act that is acquiring Warrants as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of purchasing Warrants;

                  (iv) the undersigned is not acquiring Warrants with a view to distribution thereof or with any present intention of offering or selling Warrants or the Common Stock issuable upon exercise thereof, except as permitted below; provided that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain at all times within the undersigned's control; and

                  (v) the undersigned acknowledges that it has had access to such financial and other information as the undersigned deems necessary in connection with the undersigned's decision to purchase Warrants.

                  The undersigned understands that the Warrants have been issued in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Warrants and the shares of Common Stock issuable upon exercise thereof (collectively, the "Securities") have not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on the undersigned's own behalf and on behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities, such Securities may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) to an Accredited Investor that, prior to such transfer, furnishes to the transfer agent for such Securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Securities (the form of which letter can be obtained from such Company), (d) outside the United States in a transaction meeting the requirements of Regulation S under the Securities Act,
(e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (f) pursuant to a registration statement that has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Securities referred to in this paragraph shall be in accordance with applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. The undersigned further agrees to provide any person purchasing any of the Securities from the undersigned a notice advising such purchaser that resales of such Securities are restricted as stated herein. The undersigned understands that the Company will not be required to accept for registration or transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. The undersigned further understands that any Securities will bear a legend (unless the sale of the Securities has been registered under the Securities Act) reflecting the substance of this paragraph.

                  The undersigned acknowledges that the Transferor, others and you will rely upon the undersigned's confirmation, acknowledgments and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of the undersigned's representations or warranties herein ceases to be accurate and complete.


Dated:  __________, ____


                                        -------------------------------------
                                               (Name of Transferor)


                                       By:_________________________________
                                         Name:
                                         Title:
                                         Address:

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